Exhibit 10.2

                             ANNUAL REVIEW AGREEMENT

THIS ANNUAL REVIEW AGREEMENT (the "Agreement") is entered into on December 19, 2005 by and between Michael H. Braun (the "Employee") and 21st Century Holding Company, a Florida corporation (the "Company").

The Company agrees to review the Employee's performance on an annual basis and based on the conclusions of such review and the Company's overall performance, the Employee may be entitled to a salary increase of up to five percent (5%) over the previous year.

This agreement shall be binding upon and inure to the benefit of the parties, their successors, assigns, and personal representatives.

IN WITNESS WHEREOF, this Agreement has been duly signed by the parties hereto on the day and year first above written.


                                        21ST CENTURY HOLDING COMPANY


                                        By: /s/  Edward J. Lawson
                                           -------------------------------------
                                        Name:    Edward J. Lawson
                                             -----------------------------------
                                        Title:   President & CEO
                                              ----------------------------------


                                           /s/  Michael H. Braun
                                        ----------------------------------------
                                                Michael H. Braun, EMPLOYEE



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